INDEXIQ ACTIVE ETF TRUST

IQ Ultra Short Duration ETF

(the “Fund”)

Supplement dated October 19, 2023 (“Supplement”) to the

Fund’s Summary Prospectus and Prospectus,

each dated August 31, 2023

Important Notice Regarding Changes to the Fund

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

At a meeting held on October 18, 2023, the Board of Trustees (“Board”) of IndexIQ Active ETF Trust (“Trust”) considered and approved, among other related proposals: (i) appointing MacKay Shields LLC (“MacKay Shields”) as the Fund’s subadvisor and the related subadvisory agreement, subject to shareholder approval; (ii) changing the Fund’s name; (iii) a modification to the Fund’s investment strategy; (iv) the operation of the Fund in accordance with updated exemptive relief regarding the hiring and termination of affiliated subadvisors; and (iv) filing proxy materials. These changes are expected to become effective on or about January 18, 2024, if shareholders of the Fund approve item (i) above (the “Proposal”) prior to that date.

As a result, effective on or about January 18, 2024, the following changes will be made to the Summary Prospectus and Prospectus if shareholders approve the Proposal prior to that date:

1.	Name Change. The name of the Fund is changed to IQ MacKay Ultra Short Duration ETF.

2.	Subadvisor Change. References to NYL Investors LLC as the Fund’s subadvisor are replaced with MacKay Shields, as appropriate.

3.	Principal Investment Strategies.

a.	In the first paragraph of the section entitled “Principal Investment Strategies" in the Summary Prospectus and Prospectus, the third, fourth and fifth sentences are deleted in their entirety and replaced with the following:

If NRSROs assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality. Debt securities in which the Fund may invest include all types of debt obligations such as U.S. government securities (including Treasury notes, and obligations, such as repurchase agreements, secured by such instruments), agency securities, corporate bonds, municipal bonds, instruments of non-U.S. issuers, asset-backed securities (“ABS”) (including collateralized debt and loan obligations, residential mortgage-backed securities, and commercial mortgage-backed securities), commercial paper, debentures, floating rate bonds, and convertible corporate bonds.

b.	The following is added to the end of the first paragraph of the section entitled “Principal Investment Strategies” in the Summary Prospectus and Prospectus:

The Fund may invest up to 10% of its net assets in underlying funds, including exchange-traded funds (ETFs), mutual funds and closed-end funds. The Fund may also invest in derivatives, such as futures, forwards, treasury futures, options, forward commitments and swap agreements, including interest rate, total return and credit default swaps to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings or manage duration. The Fund generally expects to hedge any foreign currency exposure back to U.S. dollars.

4.	Principal Risks. Exchange Traded Products Risk and Municipal Bond Risk are added as a principal risk of the Fund, and the following are added in the section entitled “Principal Risks” in the Summary Prospectus and Prospectus:

Exchange Traded Products Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in other exchange-traded funds or exchange-traded investment products (“ETPs”) is based on its market price (rather than NAV) and the Fund could lose money due to premiums/discounts of the ETP (which could cause the Fund to buy shares at market prices that are higher than their value or sell shares at market prices that are lower than their value); the failure of an active trading market to develop; or exchange trading halts or delistings. An investment in the Fund will entail more costs and expenses than a direct investment in any underlying ETP. As the Fund’s allocations to underlying ETPs changes, or the expense ratio of underlying ETPs change, the operating expenses borne by the Fund from such investments may increase or decrease. Federal law prohibits the Fund from acquiring investment company shares, including shares of other registered investment companies (including ETFs), in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investment in an optimal manner.

Municipal Bond Risk

Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of Municipal Bonds that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of Municipal Bonds held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. This risk would be heightened to the extent that the Fund invests a substantial portion of its assets in Municipal Bonds issued pursuant to similar projects or whose interest is paid solely from revenues of similar projects. In addition, income from Municipal Bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal securities. There are various different types of Municipal Bonds, each with its own unique risk profile. Some of these risks include:
•	General Obligation Bonds Risk — timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;
•	Revenue Bonds (including Industrial Development Bonds) Risk — timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;
•	Private Activity Bonds Risk — municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bonds, and payment under these bonds depends on the private enterprise’s ability to do so;
•	Moral Obligation Bonds Risk — moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;
•	Municipal Notes Risk — municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel for the issuer at the time of issuance, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and
•	Municipal Lease Obligations Risk — in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

5.	Portfolio Managers. In the section of the Summary Prospectus and Prospectus entitled “Portfolio Managers”, reference to the Fund’s portfolio managers is deleted in its entirety and replaced as follows:

Portfolio Managers

The professionals of the subadvisor that are jointly and primarily responsible for the day-to-day management of the Fund are:

Name & Title	Length of Service as Fund’s Portfolio Manager
Tom Musmanno, Senior Managing Director	Since January 2024
Mark Kehoe, Managing Director	Since January 2024
Zachary Aronson, Director	Since January 2024

6.	Management. In the section of the Prospectus entitled “Management” under the subsection “Subadvisors”, the first paragraph related to the discussion of MacKay Shields is deleted in its entirety and replaced as follows:

MacKay Shields LLC (“MacKay Shields”), located at 1345 Avenue of the Americas, New York, New York 10105, serves as the subadvisor to the IQ MacKay Ultra Short Duration ETF, IQ MacKay ESG Core Plus Bond ETF, IQ MacKay ESG High Income ETF, IQ MacKay Multi-Sector Income ETF, IQ MacKay Municipal Insured ETF, IQ MacKay Municipal Intermediate ETF, and IQ MacKay California Municipal Intermediate ETF. MacKay Shields was incorporated in 1969 and has been registered as an investment advisor with the SEC since 1969. Today, MacKay Shield’s is an indirect wholly-owned subsidiary of New York Life. As of June 30, 2023, MacKay Shields had approximately $134.1 billion in assets under management.

7.	Management. In the section of the Prospectus entitled “Management” under the subsection “Portfolio Management”, the biographies for the Fund’s portfolio managers are deleted in their entirety and the biography for Tom Musmanno is replaced and updated and the biographies for Mark Kehoe and Zachary Aronson are added as follows:

Tom Musmanno, Senior Managing Director

Mr. Musmanno joined MacKay Shields in April 2021 and currently serves as the Chief Operating Officer of MacKay Shields’ non-Municipal fixed income business. He has served as a portfolio manager of the IQ MacKay Ultra Short Duration ETF since January 2024, and MacKay ESG MacKay Core Plus Bond ETF and IQ MacKay Multi-Sector Income ETF since May 2023. In addition, Mr. Musmanno is a Portfolio Manager on the Global Fixed Income team. Prior to joining MacKay, he previously worked for more than twenty years at Blackrock where he was responsible for their $75 billion plus Short Duration strategies and worked closely with the multi sector teams. He also served as a Portfolio Manager within the Global Fixed Income division at Merrill Lynch Investment Managers prior to it being acquired by BlackRock in 2006. Mr. Musmanno earned his Bachelors of Science in Finance from Siena College and his MBA in Finance from St. John’s University and is a CFA charterholder. Mr. Musmanno’s career in the investment management industry began in 1991.

Mark Kehoe, Managing Director

Mr. Kehoe is a Portfolio Manager on the Global Credit team with responsibility for investment grade and covers the financial sector for Global Credit and Global Fixed Income. He has served as a portfolio manager of the IQ MacKay Ultra Short Duration ETF since January 2024. Mr. Kehoe joined MacKay Shields in May 2019 as a Director and Senior Analyst. His prior experience include 11 years at Goldman Sachs Asset Management as a financial sector research analyst on the investment grade credit team. Mr. Kehoe has worked for Merrill Lynch as an equity research analyst covering US community banks and for Credit Suisse First Boston in London where he was an equity research analyst covering the European banking sector. He has a MBA from Columbia Business School as well as MA and BA from University of Dublin, Trinity College. Mr. Kehoe is a CFA holder and has been in the investment industry since 1996.

Zachary Aronson, Director

Mr. Aronson is a Structured Products Credit Analyst supporting the Global Credit and Global Fixed Income teams. He covers RMBS, CMBS, ABS sectors. He has served as a portfolio manager of the IQ MacKay Ultra Short Duration ETF since January 2024. Mr. Aronson joined the Global Fixed Income team in April 2019 as an Associate Director and Structured Products Credit Analyst. Prior to joining MacKay Shields, he worked at Ally Bank where he was responsible for analyzing and trading Asset Backed Securities, Commercial Mortgage-Backed Securities and non-Agency Residential Mortgage-Backed Securities. Mr. Aronson earned a Bachelor of Science in Finance in 2009 from the Robert H. Smith School of Business at the University of Maryland, College Park and has been in the investment management industry since 2009.

8.	Operation as a Manager of Managers. In the section of the Prospectus entitled “Management”, the following is added to the end of the subsection entitled “Investment Advisor”:

The Advisor and Trust are seeking an updated exemptive order from the SEC that would permit the Advisor, on behalf of the Funds and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate affiliated or unaffiliated subadvisors and to modify any existing or future subadvisory agreement with a subadvisor without shareholder approval (the “New Order”). If granted by the SEC, the New Order would supersede the Order. The operation of a Fund in accordance with the New Order must be approved by shareholders of a Fund before the Advisor or Trust may rely on the New Order. The New Order would also grant the Advisor and Trust relief with respect to the disclosure of the advisory fees paid to individual subadvisors in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the Funds may disclose the aggregate fees payable to the Advisor and wholly owned subadvisors and the aggregate fees payable to unaffiliated subadvisors and subadvisors affiliated with Advisor, other than wholly-owned subadvisors.

Shareholder Proxy

At a meeting held on October 18, 2023, the Board of the Trust considered and approved submitting the following proposals to shareholders of the Fund at a special meeting to be held on or about January 17, 2024 (with any postponements or adjournments, “Special Meeting”):

(1)	To approve a new subadvisory agreement between IndexIQ Advisors LLC, the Fund’s advisor, and MacKay Shields LLC with respect to the Fund.
(2)	To approve the operation of the Fund in accordance with the terms and conditions of the New Order.

On or about November 9, 2023, shareholders of record of the Fund as of the close of business on November 2, 2023, will be sent a proxy statement containing further information regarding the proposals. The proxy statement will also include information about the Special Meeting, at which shareholders of the Fund will be asked to consider and approve the proposals. In addition, the proxy statement will include information about voting on the proposals and any other business that properly comes before the Special Meeting and options shareholders will have to either attend the Special Meeting in person or to vote their shares.

IndexIQ Advisors LLC will bear the direct expenses relating to the Special Meeting. This Supplement is not a solicitation of any proxy.

Investors Should Retain This Supplement for Future Reference

MEULTR16a-10/23